                                NOTE GUARANTY INSURANCE POLICY

                                                                          POLICY NUMBER: 48335
OBLIGATIONS:          $402,118,000
                      Home Equity Loan Trust 2006-HSA4
                      Home Equity Loan-Backed Term Notes, Series 2006-HSA4
                      and Home Equity Loan- Backed Variable Funding Notes, Series 2006-HSA4,
                      in an amount not to exceed $113,548,512

        MBIA Insurance  Corporation  (the  "Insurer"),  in consideration of the payment of the premium and  subject to the terms of this Note  Guaranty  Insurance  Policy  (this  "Policy"), hereby  unconditionally  and irrevocably  guarantees to any Owner that an amount equal to each full and complete  Insured  Amount will be received  from the Insurer by JPMorgan  Chase Bank,
National Association,  or its successors,  as indenture trustee for the Owners (the "Indenture
Trustee"),  on behalf of the Owners,  for distribution by the Indenture  Trustee to each Owner of  each  Owner's  proportionate  share  of the  Insured  Amount.  The  Insurer's  obligations hereunder  with  respect to a particular  Insured  Amount  shall be  discharged  to the extent funds equal to the applicable  Insured Amount are received by the Indenture  Trustee,  whether or not those funds are properly  applied by the  Indenture  Trustee.  Insured  Amounts will be made only at the time set forth in this Policy,  and no  accelerated  Insured  Amounts will be made regardless of any  acceleration  of the  Obligations,  unless the  acceleration is at the sole option of the Insurer.

        Notwithstanding  the  foregoing,  this  Policy  does  not  cover  shortfalls,  if any, attributable to the liability of the Issuer or the Indenture  Trustee for  withholding  taxes, if any (including interest and penalties in respect of any such liability).

        The Insurer will pay any Insured  Amount that is a  Preference  Amount on the Business
Day  following  receipt on a Business  Day by the Fiscal Agent (as  described  below) of (a) a certified copy of the order  requiring the return of a preference  payment,  (b) an opinion of counsel  satisfactory  to the  Insurer  that such  order is final and not  subject  to appeal,
(c) an  assignment  in  such  form  as is  reasonably  required  by the  Insurer,  irrevocably assigning to the Insurer all rights and claims of the Owner  relating to or arising  under the
Obligations  against the debtor which made such  preference  payment or otherwise with respect to such preference  payment and  (d) appropriate  instruments to effect the appointment of the
Insurer as agent for such Owner in any legal  proceeding  related to such preference  payment, such  instruments  being  in a form  satisfactory  to  the  Insurer,  provided  that  if  such documents are received after  12:00 noon,  New York City time, on such Business Day, they will be deemed to be received on the following  Business  Day. Such payments  shall be disbursed to the  receiver  or  trustee  in  bankruptcy  named in the final  order of the court  exercising jurisdiction  on  behalf of the Owner and not to any  Owner  directly  unless  such  Owner has returned  principal  or  interest  paid on the  Obligations  to such  receiver  or  trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

        The Insurer will pay any other  amount  payable  hereunder  no later than  12:00 noon,
New York  City time, on the later of the Payment Date on which the related  Deficiency  Amount is due or the second  Business Day following  receipt in New York,  New York on a Business Day by U.S. Bank Trust  National  Association,  as Fiscal Agent for the Insurer,  or any successor fiscal  agent  appointed  by the  Insurer  (the  "Fiscal  Agent"),  of a Notice (as  described below),  provided  that if such Notice is received  after  12:00 noon,  New York City time, on such  Business  Day, it will be deemed to be received on the  following  Business  Day. If any such Notice  received by the Fiscal Agent is not in proper form or is  otherwise  insufficient for the purpose of making  claim  hereunder,  it shall be deemed not to have been  received by the Fiscal Agent for purposes of this  paragraph,  and the Insurer or the Fiscal Agent, as the case may be, shall  promptly so advise the  Indenture  Trustee and the  Indenture  Trustee may
submit an amended Notice.

        Insured Amounts due hereunder,  unless otherwise  stated herein,  will be disbursed by the  Fiscal  Agent to the  Indenture  Trustee  on behalf of the  Owners  by wire  transfer  of immediately  available  funds in the amount of the Insured  Amount less, in respect of Insured
Amounts  related to  Preference  Amounts,  any amount  held by the  Indenture  Trustee for the payment of such Insured Amount and legally available therefor.

        The Fiscal  Agent is the agent of the Insurer  only,  and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal  Agent or any  failure of the  Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

        Subject to the terms of the  Agreement,  the Insurer shall be subrogated to the rights of each Owner to receive  payments  under the  Obligations to the extent of any payment by the
Insurer hereunder.

        As used herein, the following terms shall have the following meanings:

        "Agreement"  means the Indenture dated as of July 28, 2006, among the Home Equity Loan
Trust 2006-HSA4,  as Issuer, and the Indenture Trustee,  as indenture trustee,  without regard to any  amendment  or  supplement  thereto,  unless  such  amendment  or  supplement  has been approved in writing by the Insurer.

        "Business  Day"  means any day other  than (a) a  Saturday  or a Sunday  (b)  a day on which  banking  institutions  in the States of New York,  California,  Minnesota,  Illinois or
Delaware are required or authorized by law or executive order to be closed.

        "Deficiency  Amount"  means, for  any Payment Date, an amount equal to the excess,  if any, of: (a) Scheduled  Payments over (b) amounts on deposit in the Payment Account  available to pay such Scheduled  Payments and any other amounts  available to the Indenture  Trustee for payment of such Scheduled Payments.

         "Insured Amount" means (a) as of any Payment Date, any Deficiency  Amount and (b) any
Preference Amount.

        "Notice" means the telephonic or telegraphic notice,  promptly confirmed in writing by facsimile  substantially in the form of Exhibit A  attached  hereto,  the original of which is
subsequently   delivered  by  registered  or  certified  mail,  from  the  Indenture   Trustee
specifying the Insured Amount which shall be due and owing on the applicable Payment Date.

        "Owner" means each  Noteholder  (as defined in the  Agreement)  who, on the applicable
Payment  Date,  is  entitled  under  the  terms  of  the  applicable  Obligations  to  payment thereunder.

        "Preference  Amount"  means  any  amount  previously  distributed  to an  Owner on the
Obligations  that is  recoverable  and sought to be  recovered as a voidable  preference  by a trustee in bankruptcy  pursuant to the United States  Bankruptcy Code (11 U.S.C.),  as amended from time to time in accordance with a final  nonappealable  order of a court having competent jurisdiction.

        "Scheduled  Payments" means, with respect to each payment date, the payment to be made to Owners in an  aggregate  amount equal to (i) the  Interest  Distribution  Amount due on the
Obligations,  (ii) for the  Payment  Date  occurring  in July  2036,  the  Guaranteed  Payment
Amount,  (iii) for any other  Payment  Date,  the principal  portion of any  Liquidation  Loss
Amount to the extent not  covered by the  Overcollateralization  Amount and after  application of any excess  interest,  in each case in accordance  with the original terms of the Indenture and the  Obligations  when issued and without regard to any amendment or  modification  of the
Indenture or the  Obligations  except  amendments  or  modifications  to which the Insurer has given its prior written consent.

        Scheduled Payments will not include,  nor shall coverage be provided under this Policy in respect of, any Relief Act  Shortfalls or any Net WAC Cap  Shortfalls  that may be incurred or that  may be  distributable  to the  Obligations.  Scheduled  Payments  shall  not  include payments that become due on an  accelerated  basis as a result of a default by the Issuer,  an election by the Issuer to pay principal on an  accelerated  basis,  the occurrence of an Event of Default  under the  Indenture or any other cause,  unless the Insurer  elects,  in its sole discretion,  to pay in whole or in part such  principal due upon  acceleration,  together with any  accrued  interest  to the date of  acceleration.  In the  event the  Insurer  does not so elect,  this Policy will continue to guarantee  payment on the  Obligations in accordance with their  original  terms.  Scheduled  Payments  shall not  include any amounts due in respect of the Obligations  attributable  to any increase in interest rate,  penalty or other sum payable by the Issuer by reason of any default or event of default in respect of the  Obligations,  or by reason of any  deterioration  of the  creditworthiness  of the Issuer,  nor shall Scheduled
Payments  include,  nor shall coverage be provided under this Policy in respect of, any taxes, withholding  or other charge  imposed by any  governmental  authority due in  connection  with the payment of any Scheduled Payment to an Owner.

        Capitalized  terms  used  herein  and not  otherwise  defined  herein  shall  have the respective  meanings  set forth in the  Agreement  as of the date of execution of this Policy, without giving effect to any subsequent  amendment to or modification of the Agreement  unless such amendment or modification has been approved in writing by the Insurer.

        Any notice  hereunder  or  service  of process on the Fiscal  Agent may be made at the address  listed below for the Fiscal Agent or such other  address as the Insurer shall specify in writing to the Indenture Trustee.

        The notice address of the Fiscal Agent is 15th Floor,  61 Broadway, New York, New York
10006,  Attention:  Municipal Registrar and Paying Agency, or such other address as the Fiscal
Agent shall specify to the Indenture Trustee in writing.

        THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED  UNDER,  THE
LAWS OF THE STATE OF  NEW YORK,  WITHOUT  GIVING  EFFECT TO THE  CONFLICT  OF LAWS  PRINCIPLES
THEREOF.

        The  insurance  provided  by  this  Policy  is not  covered  by the  Property/Casualty
Insurance Security Fund specified in Article 76 of the New York Insurance Law.

        This  Policy is not  cancelable  for any  reason.  The  premium on this  Policy is not refundable for any reason,  including payment,  or provision being made for payment,  prior to maturity of the Obligations.

        IN WITNESS  WHEREOF,  the Insurer has caused this Policy to be executed  and  attested this 28th day of July 2006.

                                               MBIA INSURANCE CORPORATION

                                               By: /s/ Neil Budnick
                                               Title: President

                                               Attest:

                                               By: /s/Stephanie Taylor Ciavarello
                                               Title: Assistant Secretary

                                          EXHIBIT A
                                  TO NOTE GUARANTY INSURANCE
                                     POLICY NUMBER: 48335

                                  NOTICE UNDER NOTE GUARANTY
                                INSURANCE POLICY NUMBER: 48335

U.S. Bank Trust National Association, as Fiscal Agent
for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and
            Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

        The  undersigned,  a duly  authorized  officer  of  [NAME  OF  INDENTURE  TRUSTEE]  as indenture  trustee (the  "Indenture  Trustee"),  hereby  certifies to U.S. Bank Trust National
Association  (the  "Fiscal  Agent")  and MBIA  Insurance  Corporation  (the  "Insurer"),  with reference  to Note  Guaranty  Insurance  Policy  Number: 48335  (the  "Policy")  issued by the
Insurer in respect  of the  $402,118,000  Home  Equity  Loan  Trust,  2006-HSA4,  Home  Equity
Loan-Backed Term Notes, Series 2006-HSA4 and Home Equity Loan- Ba Variable    Funding   Notes,
Series 2006-HSA4, in an amount not to exceed $113,548,512  (the "Obligations"), that:

               (a)    the  Indenture  Trustee is the  indenture  trustee  under the  Indenture dated as of July 28, 2006 between  Home Equity Loan Trust  2006-HSA4,  as Issuer,  and the Indenture Trustee, as indenture trustee for the Owners;

               (b)    the  amount  due under  the  definition  of  Deficiency  Amount  for any
        Payment Date  occurring on  [                 ]  (the  "Applicable  Payment  Date") is
        $[                 ]  (the "Deficiency Amount");

               (c)    the amount of previously  distributed  payments on the Obligations  that is  recoverable  and sought to be recovered as a voidable  preference  by a trustee in bankruptcy  pursuant to the Bankruptcy Code in accordance  with a final  nonappealable
        order  of  a  court  having  competent  jurisdiction  is   $[                 ]   (the
        "Preference Amount");

               (d)    the total Insured Amount due is $[           ],  which amount equals the
        sum of the Deficiency Amount and the Preference Amount;

               (e)    the Indenture  Trustee is making a claim under and pursuant to the terms of the Policy for the dollar  amount of the  Insured  Amount set forth in (b) above to be applied to the payment of the Deficiency Amount for the Applicable  Payment Date in
        accordance  with the  Agreement  and for the dollar  amount of the Insured  Amount set forth in (c) above to be applied to the payment of any Preference Amount; and

               (f)    the  Indenture  Trustee  directs that  payment of the Insured  Amount be made to the following  account by bank wire  transfer of federal or other  immediately available  funds in  accordance  with the terms of the  Policy:  [INDENTURE  TRUSTEE'S
        ACCOUNT NUMBER].

        Any capitalized  term used in this Notice and not otherwise  defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who  Knowingly  And With Intent To Defraud Any  Insurance  Company Or Other  Person
Files An  Application  For Insurance Or Statement Of Claim  Containing  Any  Materially  False
Information,  Or  Conceals  For The Purpose Of  Misleading,  Information  Concerning  Any Fact
Material  Thereto,  Commits A Fraudulent  Insurance Act,  Which Is A Crime,  And Shall Also Be
Subject To A Civil  Penalty Not To Exceed Five  Thousand  Dollars And The Stated  Value Of The
Claim For Each Such Violation.

        IN WITNESS  WHEREOF,  the  Indenture  Trustee has executed and  delivered  this Notice
under the Policy as of the [     ] day of [                 ], [     ].

                                               [NAME OF INDENTURE TRUSTEE], as Indenture
                                               Trustee

                                               By ____________________________________
                                               Title